SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                     of 1934



   Filed by the Registrant       [X]
   Filed by a Party other than the Registrant     [ ]

   Check the appropriate box:

   [X] Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
   [ ] Definitive Proxy Statement
   [ ] Definitive Additional Materials
   [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                              Reynolds Funds, Inc.
                (Name of Registrant as Specified in its Charter)


                                _________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   [X] No fee required.

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
       0-11.

       1)  Title of each class of securities to which transaction applies:

       2)  Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:

       5)  Total fee paid:

   [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

       1)  Amount Previously Paid

       2)  Form, Schedule or Registration Statement No.:

       3)  Filing Party:

       4)  Date Filed:

                                          REYNOLDS FUNDS, INC.
                                          Wood Island, Third Floor
                                          80 East Sir Francis Drake Boulevard
                                          Larkspur, California  94939



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 23, 1998


        Notice is hereby given that a special meeting of shareholders (the "Meeting") of Reynolds Funds, Inc. (the "Company"), will be held at 80 East Sir Francis Drake Boulevard, Larkspur, California 94939, on Wednesday, September 23, 1998, at 10:00 A.M., Pacific Time. The Company consists of four mutual funds, the Reynolds Blue Chip Growth Fund, (the "Blue Chip Fund"), the Reynolds Opportunity Fund (the "Opportunity Fund"), the Reynolds U.S. Government Bond Fund (the "Bond Fund") and the Reynolds Money Market Fund (the "Money Market Fund"). (The Blue Chip Fund, the Opportunity Fund, the Bond Fund and the Money Market Fund are collectively referred to as the "Funds"). The purposes of the Meeting are:

        1. With respect to the shareholders of all of the Funds, to elect 3 directors to serve an indefinite term until their successors are chosen and qualified (Proposal No. 1).

        2. With respect to the shareholders of each of the Blue Chip Fund and Opportunity Fund, to consider and act upon a proposal to approve the Reynolds Funds 12b-1 Plan (Proposal Nos. 2(a) and 2(b)).

        3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

                                    IMPORTANT

        Please mark, sign, date and return the enclosed proxy in the accompanying envelope as soon as possible in order to ensure a full representation at the Meeting.

        The Meeting will have to be adjourned without conducting any business if less than a majority of the eligible shares is represented, and the Company will have to continue to solicit votes until a quorum is obtained. The Meeting also may be adjourned, if necessary, to continue to solicit votes if less than the required shareholder vote has been obtained to approve Proposal Nos. 2(a) and 2(b).

        Your vote, then, could be critical in allowing the Company to hold the Meeting as scheduled. By marking, signing and promptly returning the enclosed proxy, you may eliminate the need for additional solicitation. Your cooperation is appreciated.

                                 By Order of the Board of Directors,



                                 Frederick L. Reynolds
                                 President


   Larkspur, California
   August __, 1998

        Only shareholders of record of the Company at the close of business on July 31, 1998, the record date for the Meeting, will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

                              REYNOLDS FUNDS, INC.
                            Wood Island, Third Floor
                       80 East Sir Francis Drake Boulevard
                           Larkspur, California  94939

                                PROXY STATEMENT
                       FOR SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 23, 1998


                                  INTRODUCTION

        The enclosed proxy is being solicited by the Board of Directors (the "Board" or the "Directors") of Reynolds Funds, Inc. (the "Company") for use in connection with the special meeting of shareholders (the "Meeting") to be held at 10:00 A.M. Pacific Time, on Wednesday, September 23,1998, at 80 East Sir Francis Drake Boulevard, Larkspur, California 94939, and at any adjournment(s) thereof for the purpose set forth in the foregoing notice. The Company consists of four mutual funds, the Reynolds Blue Chip Growth Fund, (the "Blue Chip Fund"), the Reynolds Opportunity Fund (the "Opportunity Fund"), the Reynolds U.S. Government Bond Fund (the "Bond Fund") and the Reynolds Money Market Fund (the "Money Market Fund"). (The Blue Chip Fund, the Opportunity Fund, the Bond Fund and the Money Market Fund are collectively referred to as the "Funds").

        The Company will present the following proposals to the shareholders at the Meeting:

        Proposal No. 1      Election of Directors

        Proposal Nos. 2(a)  Approval of the Reynolds Funds 12b-1 Plan (the
                and 2(b)    "Plan")


        The record holder of each outstanding share of a Fund is entitled to one vote on all matters submitted to shareholders of that Fund. The table below sets forth the Proposals for which shareholders of each Fund are being solicited:

     Proposal    Blue Chip     Opportunity                  Money Market
       No.          Fund          Fund         Bond Fund        Fund

        1           Yes            Yes            Yes            Yes
       2(a)         Yes            No             No             No
       2(b)          No            Yes            No             No

        See "Vote Required" under each Proposal for information as to the required vote on each Proposal.

        Only shareholders of record of the Funds on the close of business on July 31, 1998 are entitled to notice of and to vote at the Meeting. On that date there were issued and outstanding ___________ shares of the Blue Chip Fund, __________ shares of the Opportunity Fund, __________ shares of the Bond Fund and __________ shares of the Money Market Fund.

        Whether you expect to be personally present at the Meeting or not, please complete, sign, date and return the accompanying form of proxy. If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with your instructions marked thereon. If no instructions are given, proxies will be voted FOR the election of the nominees for the Board of Directors of the Company (Proposal No. 1) and FOR approval of the Plan (Proposal Nos. 2(a) and 2(b)). A majority of the outstanding shares of the Funds, represented in person or by proxy, will constitute a quorum at the Meeting.

        Execution of the enclosed proxy card will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company, execution of a subsequent proxy card, or oral revocation at the Meeting) at any time before it is exercised. Presence at the Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy.

        In addition to the solicitations or proxies by use of the mail, proxies may be solicited by officers of the Company. The cost of soliciting proxies will be borne by the Funds. The Funds do not anticipate specifically engaging anyone to solicit proxies or to pay any special compensation for that purpose.

        The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required vote to approve Proposal Nos. 2(a) and 2(b). An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required vote on Proposal Nos. 2(a) and 2(b), the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of such proposal and will vote against adjournment those shares which they are required to vote against such proposal.

        The Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying form of proxy were first mailed to shareholders of the Funds on or about August __, 1998.

        THE COMPANY WILL FURNISH WITHOUT CHARGE, ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997 AND ITS SEMIANNUAL REPORT FOR THE FISCAL PERIOD ENDED MARCH 31,1998 TO ANY SHAREHOLDER UPON REQUEST. REQUESTS FOR SUCH REPORT SHOULD BE DIRECTED TO FREDERICK L. REYNOLDS AT WOOD ISLAND, THIRD FLOOR, 80 EAST SIR FRANCIS DRAKE BOULEVARD, LARKSPUR, CALIFORNIA 94939 OR BY CALLING 1-800-773-9665.

   1.   PROPOSAL TO ELECT THREE DIRECTORS

        Three Directors are to be elected at the Meeting to serve an indefinite term until their respective successors are chosen and qualified. The table set forth below identifies the three nominees for election as Directors of the Company and provides information as to their ages, principal occupations and background for the last five years. All of the nominees, Messrs. Reynolds, Snader and Stauder, are members of the present Board of Directors. Messrs. Reynolds and Stauder have been Directors of the Company since its incorporation on April 21, 1988 and Mr. Snader was appointed to the Board of Directors on February 3, 1994 to fill a vacancy.

        The table below sets forth information regarding the nominees for the Board of Directors:

       Name of Nominee       Position with the      Principal Occupation
           and Age                Company            During Past 5 Years

    Frederick L. Reynolds*      President,      Sole Proprietor of Reynolds
         55                    Treasurer and    Capital Management, the
                                 Director       investment adviser to the
                                                Funds, (the "Adviser")

    Robert E. Snader             Director       President of R.E. Snader &
         57                                     Associates, a distributor
                                                of professional, industrial
                                                and broadcast video and
                                                computer/video equipment

    Robert E. Stauder            Director       Retired; formerly a
         67                                     principal of Robinson Mills
                                                & Williams, an
                                                architectural and interior
                                                design firm
   ____________________________
   * Interested person as defined in the Investment Company Act of 1940.

        Mr. Reynolds is deemed to be an "interested person" of the Company as that term is defined in the Investment Company Act of 1940 because he is an officer of the Company and the sole proprietor of the Adviser.

        The officers of the Company are Mr. Frederick L. Reynolds, 55, President and Treasurer, and Ms. Camille F. Wildes, 45, Secretary. Both Mr. Reynolds and Ms. Wildes serve for an indefinite term. Mr. Reynolds has served in such capacities since 1988 and Ms. Wildes has served in such capacity since December 9, 1989.

        The Company does not compensate any of its officers or Directors for their services to the Company, except those Directors who are not "interested persons" of the Company. The Company's standard method of compensating the Directors who are not "interested persons" of the Company is to pay each such Director a fee of $550 for each meeting of the Board of Directors attended. The Company does not provide pension or retirement benefits to its Directors or officers.

        The table below sets forth the compensation paid to Directors during the fiscal year ended September 30, 1997:


                                                 Pension or
                                                 Retirement
                                Aggregate     Benefits Accrued
                              Compensation     as Part of the     Estimated Annual  Total Compensation
        Name of Person,         from the          Company's        Benefits Upon     from the Company
            Position             Company          Expenses           Retirement     Paid to Directors
    Frederick L. Reynolds,         $0                $0                  $0                 $0
    President, Treasurer
    and Director

    Robert E. Snader,            $2,200              $0                  $0               $2,200
    Director

    Robert E. Stauder,           $2,200              $0                  $0               $2,200
    Director

        The Board of Directors has no audit, nominating, compensation or other similar committees. The Board of Directors met four times during the fiscal year ended September 30, 1997. All of the nominees attended each meeting. None of the Directors serve on the board of directors of any reporting companies other than the Company.

   Vote Required

        Each nominee has consented to being named in this Proxy Statement and to serve if elected. The Company has no reason to believe that any of the nominees will be unable to serve as Director. However, in such event, the persons named as proxies will have discretionary authority to select and vote for substituted nominees. It is the intention of the persons named in the enclosed proxy to vote the shares represented by the proxies FOR the election of the nominees named below, unless shareholders specify that their vote be withheld as to all nominees or individual nominees. The Company's Board of Directors recommends a vote FOR all nominees.

        Directors will be elected by a plurality of votes of the shareholders (assuming a quorum is present). "Plurality" means that the individuals receiving the largest number of votes are elected as Directors, up to the maximum number of Directors to be chosen at the Meeting. Consequently, any shares not voted at the Meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of Directors.

   2.   PROPOSAL TO APPROVE THE PLAN

   Description of the Plan

        On July 21, 1998 the Board of Directors adopted the Plan. The Plan permits each Fund whose shareholders approve the Plan to use Fund assets to finance the distribution of its shares. (Funds whose shareholders have approved the Plan are referred to as "Approving Funds"). The Plan permits each Approving Fund to pay a distribution and service fee on an annualized basis of up to 0.25% of such Approving Fund's average daily net assets. The distribution and servicing fee may be spent on any activities primarily intended to result in the sale of shares of the Approving Fund. Examples of such activities include:

        - Compensation of securities dealers, financial institutions or similar persons ("Shareholder Organizations") who render personal service to shareholders, assist in the maintenance of shareholder accounts or who render assistance in distributing or promoting the sale of shares

        -    Advertising, including maintenance of a website on the Internet

        -    Printing and distributing prospectuses to prospective investors

        -    Purchasing and distributing other promotional material

        The Plan contains a number of safeguards that are intended to insure that payments pursuant to the Plan accomplish the objectives of the Plan. All agreements with Shareholder Organizations must be approved by the Board of Directors of the Company, including a majority of those Directors who are not interested persons of the Company (the "12b-1 Directors"). Assuming their election at the Meeting, Messrs. Snader and Stauder will be the 12b-1 Directors. The Directors anticipate that substantially all agreements with Shareholder Organizations will provide for compensation based on a percentage of the value of their clients' investments in the applicable Approving Fund. Other expenditures under the Plan, such as advertising, printing and mailing costs must be authorized by an officer of the Company.

        The Adviser will provide to the Board on a quarterly basis, and the Board will review, a written report of amounts expended pursuant to the Plan and the purpose of the expenditures. The Plan further provides that with respect to each Approving Fund, it may be terminated by a vote of the majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the Approving Fund. The Board must approve the continuation of the Plan annually, and if it does not, the Plan will terminate automatically. So long as the Plan continues in effect, the selection and nomination of Directors who are not interested persons of the Company will be committed to the discretion of the Rule 12b-1 Directors. The Plan may not be amended to increase materially the permitted amount of payments with respect to an Approving Fund without the approval of a majority of the 12b-1 Directors and a majority of the outstanding voting securities of the Approving Fund. Any material amendments to the Plan not related to increasing the amount of permitted payments must be approved by the Rule 12b-1 Directors.

        Because of the small size of the Bond Fund and the Money Market Fund, the Board of Directors has determined not to seek the approval of the shareholders of these Funds for adoption of the Plan at this time.
   However if the assets of these Funds increase significantly, it may do so in the future.

   Factors Considered by the Board of Directors

        In voting to approve the Plan and submitting it to the shareholders of the Blue Chip Fund and the Opportunity Fund for their approval, the Directors, including the 12b-1 Directors, considered a number of factors. Prior to approving the Plan, the Directors had the opportunity to review a draft of the Plan and discuss with the Adviser possible expenditures that might be made pursuant to the Plan. The Company's legal counsel reviewed with the Directors the provisions of the Plan and legal and regulatory considerations in adopting the Plan.

        Initially the Board considered the nature of the problems or circumstances that made implementation of the Plan necessary or appropriate. The Adviser reviewed with the Directors the performance of the Blue Chip Fund and the Opportunity Fund and their growth in net assets. The Adviser noted that despite the positive performance of these Funds, their net assets had grown slowly. The Adviser noted that a faster growth in net assets might enable the Funds to offer the following benefits to shareholders:

        - Lower per share transaction costs that would result if the Adviser were able to effect larger transactions

        - More efficient portfolio management as it is easier for the Funds to process redemption requests without disrupting their investment strategy if they have net cash inflows

        - Increased flexibility of the Funds in pursuing their investment objectives in that they may be able to establish meaningful positions in the various stocks in which the Adviser would like to invest without reducing positions then currently held by the Funds

        - Lowering the Funds' expense ratios with respect to its fixed expenses which would be spread over a larger base

        - Increased communications with shareholders and prospective shareholders such as by maintenance of a website on the Internet

        The Board then considered the causes of the slow growth in net assets of the Blue Chip Fund and the Opportunity Fund. The Adviser informed the Board that no-load mutual funds were increasingly being sold through the efforts of third parties such as brokerage firms, banks, investment advisers, consultants and others. No-load mutual funds have increasingly employed 12b-1 plans to compensate these third parties. Since the Funds have not had a 12b-1 plan, they have been at a competitive disadvantage in attracting the interest of third parties to promote the Funds. The Adviser also informed the Board that advertising in financial publications continues to be a means employed by no-load mutual funds to promote the sale of their shares and that a source of funds for such advertising is payment made pursuant to 12b-1 plans. This funding source has heretofore not been available to the Funds and the Adviser has not had the resources to commit to an advertising program in financial publications.

        The Board then considered whether the Plan would address the aforementioned problems and alleviate them. The Adviser informed the Board that if the Plan were approved, it would undertake on behalf of the Blue Chip Fund and the Opportunity Fund marketing efforts similar to those undertaken by other no-load mutual funds. The Adviser indicated that it would undertake to identify Shareholder Organizations that would distribute shares of the Funds and, in appropriate circumstances, would be willing to supplement the Funds' payments to Shareholder Organizations with payments from its own resources. Additionally the Board determined that the Funds should advertise in financial publications to supplement the Adviser's promotional activities. The Adviser represented to the Board that it would not reduce its effort to promote sales of shares of the Funds and that through advertising the increased name recognition of the Fund would afford the Adviser additional marketing opportunities. In approving the Plan, the Directors determined, in the exercise of their business judgment and in light of their fiduciary duties under state law and the Investment Company Act of 1940, that the Plan is reasonably likely to benefit the Funds and their shareholders.

        Although the Board concluded that the Plan is reasonably likely to benefit the Funds and their shareholders, it also considered possible alternatives. The Board considered the possibility of the Funds imposing a front-end sales load and retaining a brokerage firm to serve as principal underwriter for them. The Board concluded that adoption of the Plan would be more likely to result in increased sales than converting the Funds to load funds.

        The Board recognized that the Adviser would benefit from increased management fees as a result of growth in the Funds' assets. The Board concluded that such benefits would not be disproportionate to the above-described anticipated benefits to each Fund and its shareholders because the Adviser would have increased portfolio management responsibilities as a result of the growth of the assets of the Funds. The Board also recognized that the Adviser had heretofore utilized its own resources to finance distribution of shares of the Funds and would continue to do so if the Plan is approved by the shareholders of the Blue Chip Fund and the Opportunity Fund. The Board determined that payments by the Fund of investment advisory fees to the Adviser did not constitute indirect financing of distribution of the Funds because the advisory fees paid by the Funds were not out of line with the investment advisory fees paid by comparable funds.

        a.   Proposal to Approve the Plan (Blue Chip Fund)

        In addition to considering the potential benefits of the Plan to the Blue Chip Fund and the Opportunity Fund and their shareholders, the Board also considered the impact of the Plan on the expenses of both the Blue Chip Fund and the Opportunity Fund.

        The following table shows the actual operating expenses expressed as a percentage of average net assets incurred by the Blue Chip Fund during the fiscal year ended September 30, 1997, and the expenses expressed as a percentage of average net assets that would have been incurred had the Plan been in effect for such period:

                                           Actual             Pro Forma

    Management Fees                        1.00%                1.00%
    12b-1 Fees                             0.00%                0.25%
    Other Expenses                         0.38%                0.38%
                                           -----                -----
    Total Fund Operating Expenses          1.38%                1.63%
                                           =====                =====

   Example

        The following example illustrates the expenses on a $1,000 investment in the Blue Chip Fund both without the Plan and with the Plan assuming (i) a 5% annual return and (ii) redemption at the end of each time period:

                         1 Year     3 Years      5 Years      10 Years

    Without the Plan      $14         $44          $76          $166
    With the Plan          17          51           89           193

        The purpose of the above example and table is to assist you in understanding how the various costs and expenses of the Blue Chip Fund will change as a result of the adoption of the Plan. The example should not be considered a representation of past or future expenses. The Blue Chip Fund's actual expenses and investment performance vary from year to year and will result in expenses that may be higher or lower than those shown above.

        The Board concluded that the modest increase in the expenses of the Blue Chip Fund resulting from implementation of the Plan did not outweigh the potential benefits of the Plan described above.

        b.   Proposal to Approve the Plan (Opportunity Fund)

        The following table shows the actual operating expenses expressed as a percentage of average net assets incurred by the Opportunity Fund during the fiscal year ended September 30, 1997, and the expenses expressed as a percentage of average net assets that would have been incurred had the Plan been in effect for such period:

                                          Actual             Pro Forma

    Management Fees                       1.00%                1.00%
    12b-1 Fees                            0.00%                0.25%
    Other Expenses                        0.50%                0.50%
                                          -----                -----
    Total Fund Operating Expenses         1.50%                1.75%
                                          =====                =====

   Example

        The following example illustrates the expenses on a $1,000 investment in the Opportunity Fund both without the Plan and with the Plan assuming
   (i) a 5% annual return and (ii) redemption at the end of each time period:

                        1 Year     3 Years      5 Years      10 Years

    Without the Plan     $15         $47          $82          $179
    With the Plan         18          55           95           206

        The purpose of the above example and table is to assist you in understanding how the various costs and expenses of the Opportunity Fund will change as a result of the adoption of the Plan. The example should not be considered a representation of past or future expenses. The Opportunity Fund's actual expenses and investment performance vary from year to year and will result in expenses that may be higher or lower than those shown.

        Again the Board concluded that the modest increase in the expenses of the Opportunity Fund resulting from the implementation of the Plan did not outweigh the potential benefits of the Plan described above.

   Vote Required

        The favorable vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the outstanding shares of the Blue Chip Fund is required for the approval of the Plan by the Blue Chip Fund. Similarly the favorable vote of a "majority" of the outstanding shares of the Opportunity Fund is required for the approval of the Plan by the Opportunity Fund. Under the Investment Company Act of 1940, the vote of the holders of a "majority" of the outstanding shares of a Fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the Meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstentions and broker non-votes will not be counted for or against the proposal but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the Meeting. The failure to vote (other than by broker non-votes or abstentions), assuming more than 50% of the outstanding shares of a Fund are present, has no effect if (a) above is applicable and has the same effect as a vote against the proposal if
   (b) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the proposal.

        If the Plan is approved by either the Blue Chip Fund or the Opportunity Fund, but not both, the Plan will be implemented with respect to the Approving Fund. With respect to an Approving Fund, the Plan will take effect on the first business day of the month following the month in which shareholder approval is received.

        THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH OF THE BLUE CHIP FUND AND THE OPPORTUNITY FUND VOTE FOR THE APPROVAL OF THE PLAN.

                             PRINCIPAL SHAREHOLDERS

        As of July 31, 1998, no person is known to the Company to own beneficially more than 5% of the outstanding shares of any Fund except as indicated below:

                      Name and Address of                 Number of  Percent
    Fund              Beneficial Owner                      Shares   of Fund

    Opportunity Fund  Frederick L. Reynolds                _______    ____%
                      Wood Island, Third Floor
                      80 East Sir Francis Drake Blvd.
                      Larkspur, CA  94939

    Bond Fund         The Joel W. Renbaum, M.D., Inc.      _______    ____%
                      Profit Sharing Trust
                      1145 Bush Street
                      San Francisco, CA  94109

                      Chambers Family Insurance Trust      _______    ____%
                      650 California Street, Floor 33
                      San Francisco, CA  94108

                      Forest Resources Profit-Sharing      _______    ____%
                      Plan
                      200 Tamal Plaza #200
                      Corte Madera, CA  94925

                      Louise Posner Test Trust             _______    ____%
                      P. O. Box 1077
                      Ross, CA  94957

                      DDS Inc. Profit Sharing Trust        _______    ____%
                      476 West 25th Avenue
                      San Mateo, CA  94403

    Money Market      Hollis Bascom                        _______    ____%
    Fund              1558 San Remo Street
                      Livermore, CA   94550

                      Lynn M. Sedway                       _______    ____%
                      Three Embarcadero Center #1150
                      San Francisco, CA  94111


   As of July 31, 1998 the Directors and executive officers of the Company beneficially owned shares of the Funds as set forth below:

                              Name of Beneficial        Number     Percent
    Fund                      Owner                    of Shares   of Fund

    Blue Chip Fund            Frederick L. Reynolds     _______     ____%

                              Robert E. Snader          _______     ____%

                              Robert E. Stauder         _______     ____%

                              Camille F. Wildes         _______     ____%
    Officers and Directors                              _______     ____%
    as a Group (Four
    Persons)
    ________________
    *Less than 1%



                                                        Number     Percent
    Fund                   Name of Beneficial Owner    of Shares   of Fund

    Opportunity Fund       Frederick L. Reynolds        _______     ____%

                           Robert E. Snader             _______     ____%

                           Robert E. Stauder            _______     ____%

                           Camille F. Wildes            _______     ____%

    Officers and                                        _______     ____%
    Directors as a Group
    (Four Persons)
    ________________
    *Less than 1%



                             Name of Beneficial         Number     Percent
    Fund                     Owner                     of Shares   of Fund

    Bond Fund                Frederick L. Reynolds      _______     ____%

                             Robert E. Snader           _______     ____%

                             Robert E. Stauder          _______     ____%

                             Camille F. Wildes          _______     ____%

    Officers and Directors                              _______     ____%
    as a Group (Four
    Persons)
    ________________
    *Less than 1%



                              Name of Beneficial        Number     Percent
    Fund                      Owner                    of Shares   of Fund

    Money Market Fund         Frederick L. Reynolds     _______     ____%

                              Robert E. Snader          _______     ____%

                              Robert E. Stauder         _______     ____%

                              Camille F. Wildes         _______     ____%

    Officers and Directors                              _______     ____%
    as a Group (Four
    Persons)
    ________________
    *Less than 1%


                      INVESTMENT ADVISER AND ADMINISTRATOR

        The Company's investment adviser is Reynolds Capital Management, Wood Island, Third Floor, 80 East Sir Francis Drake Boulevard, Larkspur, California 94939. Reynolds Capital Management is a sole proprietorship for which Frederick L. Reynolds is sole proprietor.

        The administrator of the Company is Fiduciary Management, Inc., 225 East Mason Street, Milwaukee, Wisconsin 53202.

        The Company has no principal underwriter.

                        RECEIPT OF SHAREHOLDER PROPOSALS

        Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Company's proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Company of any such proposal. Since the Company does not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Company a reasonable time before the solicitation of proxies for the meeting is made. The fact that the Company receives a shareholder proposal in a timely manner does not insure its inclusion in the Company's proxy materials since there are other requirements in the proxy rules relating to such inclusion.

                                  OTHER MATTERS

        The Company's Board of Directors knows of no other matters that may come before the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

                                 By Order of the Board of Directors



                                 FREDERICK L. REYNOLDS
                                 President


   Larkspur, California
   August __, 1998

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                              Reynolds Funds, Inc.
                       Reynolds U.S. Government Bond Fund
                               September 23, 1998

             The undersigned constitutes and appoints Frederick L. Reynolds, with power of substitution, attorney and proxy for and in the name and place of the undersigned, to appear and vote with the same effect as the undersigned at the Special Meeting of shareholders of Reynolds Funds, Inc., as an owner of shares of the Reynolds U.S. Government Bond Fund (the "Bond Fund"), to be held at 80 East Sir Francis Drake Boulevard, Larkspur, California 94939, on Wednesday, September 23, 1998, at 10:00 A.M., Pacific Time, and at any adjournments or postponements thereof, all shares of stock of the Bond Fund which the undersigned is entitled to vote as follows:

        1.   To elect three directors to the Fund's Board of Directors.

             FOR all nominees listed below (except as marked to the
   contrary)                                                              [_]

             WITHHOLD AUTHORITY to vote for nominees listed below         [_]

      (Instruction:    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                       NOMINEE, STRIKE A LINE THROUGH THE  NOMINEE'S NAME IN
                       THE LIST BELOW.)

   FREDERICK L. REYNOLDS        ROBERT E. SNADER            ROBERT E. STAUDER

        2. Upon such other business as may properly come before the meeting or any adjournment thereof.

                                    This proxy will be voted as specified.
                                    IF NO SPECIFICATION IS MADE, THIS PROXY
                                    WILL BE VOTED FOR THE PROPOSAL AND IN THE
                                    DISCRETION OF THE PROXY UPON SUCH OTHER
                                    BUSINESS AS MAY PROPERLY COME BEFORE THE
                                    MEETING.
                                    The signature on this proxy should
                                    correspond exactly with the name of the
                                    shareholder as it appears on the proxy.
                                    If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

                                    Dated:


                                    Signed:


                                    Signed:


   THIS PROXY IS SOLICITED ON BEHALF
   OF THE BOARD OF DIRECTORS OF
   REYNOLDS FUNDS, INC.

   [_]  Please check here if you WILL be
        attending the meeting.

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                              Reynolds Funds, Inc.
                           Reynolds Money Market Fund
                               September 23, 1998

             The undersigned constitutes and appoints Frederick L. Reynolds, with power of substitution, attorney and proxy for and in the name and place of the undersigned, to appear and vote with the same effect as the undersigned at the Special Meeting of shareholders of Reynolds Funds, Inc., as an owner of shares of the Reynolds Money Market Fund (the "Money Market Fund"), to be held at 80 East Sir Francis Drake Boulevard, Larkspur, California 94939, on Wednesday, September 23, 1998, at 10:00 A.M., Pacific Time, and at any adjournments or postponements thereof, all shares of stock of the Money Market Fund which the undersigned is entitled to vote as follows:

           1.     To elect three directors to the Fund's Board of Directors.

                  FOR all nominees listed below (except as marked to the
   contrary)                                                              [_]

                  WITHHOLD AUTHORITY to vote for nominees listed below    [_]

        (Instruction:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                       NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

   FREDERICK L. REYNOLDS        ROBERT E. SNADER            ROBERT E. STAUDER

           2. Upon such other business as may properly come before the meeting or any adjournment thereof.

                                    This proxy will be voted as specified.
                                    IF NO SPECIFICATION IS MADE, THIS PROXY
                                    WILL BE VOTED FOR THE PROPOSAL AND IN THE
                                    DISCRETION OF THE PROXY UPON SUCH OTHER
                                    BUSINESS AS MAY PROPERLY COME BEFORE THE
                                    MEETING.
                                    The signature on this proxy should
                                    correspond exactly with the name of the
                                    shareholder as it appears on the proxy.
                                    If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

                                    Dated:


                                    Signed:


                                    Signed:

   THIS PROXY IS SOLICITED ON BEHALF
   OF THE BOARD OF DIRECTORS OF
   REYNOLDS FUNDS, INC.

   [_]  Please check here if you WILL be
        attending the meeting.

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                              Reynolds Funds, Inc.
                            Reynolds Opportunity Fund
                               September 23, 1998

             The undersigned constitutes and appoints Frederick L. Reynolds, with power of substitution, attorney and proxy for and in the name and place of the undersigned, to appear and vote with the same effect as the undersigned at the Special Meeting of shareholders of Reynolds Funds, Inc., as an owner of shares of the Reynolds Opportunity Fund (the "Opportunity Fund"), to be held at 80 East Sir Francis Drake Boulevard, Larkspur, California 94939, on Wednesday, September 23, 1998, at 10:00 A.M., Pacific Time, and at any adjournments or postponements thereof, all shares of stock of the Opportunity Fund which the undersigned is entitled to vote as follows:

        1.   To elect three directors to the Fund's Board of Directors.
             FOR all nominees listed below (except as marked to the
             contrary)                                                    [_]

             WITHHOLD AUTHORITY to vote for nominees listed below         [_]

             (Instruction:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                            NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

   FREDERICK L. REYNOLDS        ROBERT E. SNADER            ROBERT E. STAUDER

        2.   (b)  To approve the Reynolds Funds 12b-1 Plan for the
             Opportunity Fund.
             FOR   [_]      AGAINST   [_]       ABSTAIN   [_]

        3. Upon such other business as may properly come before the meeting or any adjournment thereof.



                                    This proxy will be voted as specified.
                                    IF NO SPECIFICATION IS MADE, THIS PROXY
                                    WILL BE VOTED FOR EACH PROPOSAL AND IN
                                    THE DISCRETION OF THE PROXY UPON SUCH
                                    OTHER BUSINESS AS MAY PROPERLY COME
                                    BEFORE THE MEETING.
                                    The signature on this proxy should
                                    correspond exactly with the name of the
                                    shareholder as it appears on the proxy.
                                    If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

                                    Dated:


                                    Signed:


                                    Signed:


   THIS PROXY IS SOLICITED ON BEHALF
   OF THE BOARD OF DIRECTORS OF
   REYNOLDS FUNDS, INC.

   [_]  Please check here if you WILL be
        attending the meeting.

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                              Reynolds Funds, Inc.
                         Reynolds Blue Chip Growth Fund
                               September 23, 1998

             The undersigned constitutes and appoints Frederick L. Reynolds, with power of substitution, attorney and proxy for and in the name and place of the undersigned, to appear and vote with the same effect as the undersigned at the Special Meeting of shareholders of Reynolds Funds, Inc., as an owner of shares of the Reynolds Blue Chip Growth Fund (the "Blue Chip Fund"), to be held at 80 East Sir Francis Drake Boulevard, Larkspur, California 94939, on Wednesday, September 23, 1998, at 10:00 A.M., Pacific Time, and at any adjournments or postponements thereof, all shares of stock of the Blue Chip Fund which the undersigned is entitled to vote as follows:

        1.   To elect three directors to the Fund's Board of Directors.
             FOR all nominees listed below (except as marked to the
             contrary)                                                    [_]

             WITHHOLD AUTHORITY to vote for nominees listed below         [_]

             (Instruction:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                            NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

   FREDERICK L. REYNOLDS        ROBERT E. SNADER            ROBERT E. STAUDER

        2.   (a)  To approve the Reynolds Funds 12b-1 Plan for the Blue Chip
             Fund.
             FOR  [_]       AGAINST   [_]       ABSTAIN   [_]

        3. Upon such other business as may properly come before the meeting or any adjournment thereof.

                                    This proxy will be voted as specified.
                                    IF NO SPECIFICATION IS MADE, THIS PROXY
                                    WILL BE VOTED FOR EACH PROPOSAL AND IN
                                    THE DISCRETION OF THE PROXY UPON SUCH
                                    OTHER BUSINESS AS MAY PROPERLY COME
                                    BEFORE THE MEETING.
                                    The signature on this proxy should
                                    correspond exactly with the name of the
                                    shareholder as it appears on the proxy.
                                    If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

                                    Dated:


                                    Signed:


                                    Signed:


   THIS PROXY IS SOLICITED ON BEHALF
   OF THE BOARD OF DIRECTORS OF
   REYNOLDS FUNDS, INC.

   [_]  Please check here if you WILL be
        attending the meeting.